UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2025

PANTAGES CAPITAL ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42425	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

221 W 9th St #859

Wilmington, DE 19801

(Address of principal executive offices)

302-235-3848

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Class A ordinary share, $0.0001 par value, and one Right to acquire one-fifth of one Class A ordinary share	PGACU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	PGAC	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-fifth of one Class A ordinary share	PGACR	The Nasdaq Stock Market LLC

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

The Merger

On November 18, 2025, Pantages Capital Acquisition Corporation, a Cayman Islands exempted company (“Purchaser”) entered into a Business Combination Agreement by and among (i) Purchaser, (ii) MacMines Austasia Pty Ltd, an Australian proprietary company limited by shares (the “Company”), (iii) HORIZON MINING LIMITED, a Cayman Islands exempted company (“Pubco”), (iv) HORIZON MERGER 1 LIMITED, a Cayman Islands exempted company and a wholly-owned subsidiary of Pubco (“Merger Sub”); (v) Horizon Mining SPV Pty Ltd, an Australian proprietary company limited by shares and a wholly owned subsidiary of the Company (“Tenement SPV”); and (vi) Jincheng Yao, an individual (“Seller Representative”) (the “Merger Agreement”). Capitalized terms used herein and not otherwise defined shall have the same meaning as set forth in the Merger Agreement.

Pursuant to the Merger Agreement, Merger Sub will merge with and into Purchaser (the “Merger”), with Purchaser surviving the Merger as a wholly owned subsidiary of Pubco and the outstanding securities of Purchaser and Merger Sub being converted into the right to receive shares of Pubco as follows:

•	Each issued and outstanding Purchaser Public Unit and Purchaser Private Unit shall be automatically detached, and the holder thereof shall be deemed to hold one Purchaser Class A Ordinary Share and one Purchaser Right.
•	Each Purchaser Class A Ordinary Share for which a holder has exercised its right of Redemption shall be surrendered and cancelled and shall cease to exist and no consideration shall be delivered or deliverable in exchange therefor. Each of the remaining issued and outstanding Purchaser Ordinary Shares shall be canceled and converted automatically into the right to receive one Pubco Ordinary Share.
•	Each issued and outstanding Purchaser Right shall be automatically converted into the number of Pubco Ordinary Shares that would have been received by the holder thereof if such Purchaser Right had been converted upon the consummation of a Business Combination in accordance with Purchaser’s Organizational Documents, the IPO Prospectus, and the Rights into Purchaser Class A Ordinary Shares.
•	If there are any shares of Purchaser that are owned by Purchaser as treasury shares, such shares shall be canceled and extinguished without any conversion thereof or payment therefor, and each Merger Sub Ordinary Share issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one validly issued, fully paid and nonassessable share, par value $0.0001 per share, of the Surviving Company.

Additionally, all issued and outstanding Reorganization Shares shall be automatically reclassified into Pubco Ordinary Shares.

No fractional shares of Pubco Ordinary Shares will be issued by Pubco; instead, each Person who would otherwise be entitled to a fractional share shall instead be entitled to the number of Pubco Ordinary Shares issued to such Person rounded down in the aggregate to the nearest whole Pubco Ordinary Share.

The foregoing Merger and conversion of securities shall occur all upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the provisions of applicable Law.

Conditions to Closing

The obligation of the parties to consummate of the Merger is conditioned upon, among other things, (i) the accuracy of the representations and warranties of Purchaser, the Company, Pubco, and Merger Sub (subject to certain materiality standards set forth in the Merger Agreement), (ii) material compliance by Purchaser, the Company, Pubco, and Merger Sub with its pre-closing covenants, (iii) resignation or removal of all directors and officers of Purchaser, effective as of or prior to the Closing, and delivery of such resignation letters, (iv) the absence of any continuing or uncured Material Adverse Effect with respect to Purchaser or Tenement SPV and its direct or indirect Subsidiaries since the date of the Merger Agreement, and (v) receipt of certain customary certificates and other closing deliveries as specified under the Merger Agreement.

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Covenants

The Merger Agreement includes customary covenants of the parties with respect to efforts to satisfy conditions to the consummation of the Merger. The covenants under the Merger Agreement include, among other things, (i) each of the Company, Pubco, and Merger Sub’s agreement to operate its business in the ordinary course of business prior to the Closing and not to take certain actions without the prior written consent of Purchaser, (ii) Purchaser’s agreement to operate its business in the ordinary course of business prior to the Closing and not to take certain actions without the prior written consent of the Company and Pubco, (iii) each of Pubco, Merger Sub, and Tenement SPV and its direct or indirect Subsidiaries’ agreement to provide Purchaser with reasonable access to all books and records pertaining to such entity, (iv) Purchaser’s agreement to provide the Company, Pubco, and Merger Sub with reasonable access to all books and records pertaining to Purchaser, (v) the Company’s agreement to timely deliver certain financial statements to Purchaser, (vi) Purchaser’s agreement to keep current and timely file all of its public filings and comply with applicable securities Laws, and (vii) other customary covenants as specified under the Merger Agreement.

Representations and Warranties

The Merger Agreement contains representations and warranties of Purchaser, relating, among other things, to proper organization and standing; governmental approvals; capitalization; reports filed with the SEC; absence of certain changes; compliance with laws; tax matters; status under the Investment Company Act and the JOBS Act; finders and brokers; independent investigation; the Trust Account; and Australian real property and stamp duty relief.

The Merger Agreement contains representations and warranties of Pubco and Merger Sub, relating, among other things, to proper organization and standing; governmental approvals; due authorization; capitalization; tax matters; status under the Investment Company Act and the JOBS Act; finders and brokers; and independent investigation.

The Merger Agreement contains representations and warranties of the Company and Tenement SPV and its direct and indirect Subsidiaries (if any), relating, among other things, to proper organization and standing; governmental approvals; due authorization; capitalization; status under the Investment Company Act and the JOBS Act; environmental matters; employee matters; intellectual property; finders and brokers; and independent investigation.

The representations and warranties made in the Merger Agreement will generally not survive the Closing.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances prior to the consummation of the Mergers, including: (i) by mutual written consent of Purchaser and the Company, (ii) by either Purchaser or the Company if any of the conditions to Closing have not been satisfied or waived by March 31, 2026, (iii) by either Purchaser or the Company if a Governmental Authority of competent jurisdiction shall have issued an Order or taken any other action permanently restraining, enjoining or otherwise prohibiting the Transactions contemplated by the Merger Agreement, and such Order or other action has become final and non-appealable, (iv) by either Company or Purchaser if the other party materially breaches any of its representations, warranties, covenants, or agreements contained in the Merger Agreement and such breach cannot or has not been cured within the earlier of 20 days’ following the receipt of notice from the non-breaching party and March 31, 2026; or (v) by either Company or Purchaser if the other party’s shareholders have not duly approved the matters necessary in order to effect the Transactions.

The foregoing is a summary only and does not purport to be a complete description of all terms, provisions, covenants, and agreements contained in the Merger Agreement, and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, which is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

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Certain Related Agreements

Seller Lock-Up Agreement

Concurrently with the execution and delivery of the Merger Agreement, Purchaser, the Company, and Pubco entered into a Lock-Up Agreement (the “Seller Lock-Up Agreement”), pursuant to which 50.00% of the securities of Pubco held by the Company (the “Restricted Securities”) will be locked-up and subject to transfer restrictions for a period of time following the Closing, as described below, subject to certain exceptions. The lock-up period applicable to the Restricted Securities will commence from the date of Closing and end until the earlier of (i) the six (6) month anniversary of Closing Date, and (ii) the date on which the closing sale price of the Pubco Ordinary Shares equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations, and recapitalizations) for any twenty (20) trading days within any thirty (30) consecutive trading day period commencing after the Closing Date

The foregoing description of the Seller Lock-Up Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Seller Lock-Up Agreement, the form of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and the terms of which are incorporated by reference herein.

Seller Support Agreement

Concurrently with the execution of the Merger Agreement, Purchaser and the Company entered into a support agreement (the “Seller Support Agreement”), pursuant to which, among other things, the Company agreed (i) not to transfer, and (ii) to vote its Pubco Ordinary Shares in favor of the Merger Agreement (including by execution of written resolutions), the Mergers, and the other Transactions. The Seller Support Agreement and all of its provisions will terminate and be of no further force or effect upon the earlier of (i) the effective time of the Closing, (ii) the termination of the Merger Agreement in accordance with its terms, and (iii) the written agreement of Purchaser and the Company.

The foregoing description of the Seller Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Seller Support Agreement, the form of which is filed with this Current Report on Form 8-K as Exhibit 10.2 and the terms of which are incorporated by reference herein.

Sponsor Support Agreement

Concurrently with the execution of the Merger Agreement, Purchaser, the Company, and the Sponsor entered into a support agreement (the “Sponsor Support Agreement”), pursuant to which, among other things, the Sponsor agreed (i) not to transfer, and (ii) to vote its Purchaser Ordinary Shares in favor of the Merger Agreement (including by execution of written resolutions), the Mergers, and the other Transactions. The Sponsor Support Agreement and all of its provisions will terminate and be of no further force or effect upon the earlier of (i) the mutual written consent of Purchaser, the Company, and the Sponsor, (ii) the effective time of the Closing, or (iii) the termination of the Merger Agreement in accordance with its terms.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sponsor Support Agreement, the form of which is filed with this Current Report on Form 8-K as Exhibit 10.3 and the terms of which are incorporated by reference herein.

Registration Rights Agreement

The Merger Agreement contemplates that, at the Closing, Pubco and the Company will enter into a Registration Rights Agreement (the “Registration Rights Agreement”), to be effective as of the Closing, pursuant to which Pubco agrees to file a registration statement as soon as practicable upon receipt of a request from the Company to register the resale of certain registrable securities under the Securities Act, subject to required notice provisions. Pubco has also agreed to provide customary “piggyback” registration rights with respect to such registrable securities and, subject to certain circumstances, to file a resale shelf registration statement to register the resale under the Securities Act of such registrable securities.

The Registration Rights Agreement also provides that Pubco will pay certain expenses relating to such registrations and indemnify the securityholders against certain liabilities. The rights granted under the Registration Rights Agreement supersede any prior registration, qualification, or similar rights of the parties with respect to their Company securities or Pubco securities.

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The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, the form of which is filed with this Current Report on Form 8-K as Exhibit 10.4 and the terms of which are incorporated by reference herein.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to a proposed business combination among Purchaser, the Company, Pubco, Merger Sub, Tenement SPV, and Seller Representative. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the Merger, Pubco will file a registration statement on Form F-4 (as may be amended from time to time, the “Registration Statement”) that will include a preliminary proxy statement of Purchaser and a registration statement/preliminary prospectus of Pubco, and after the Registration Statement is declared effective, Purchaser will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders as of the record date to be established for voting on the proposed transactions in connection with its solicitation of proxies for the vote by its shareholders in connection with the proposed Merger and the other matters as will be described in such proxy statement. Purchaser and Pubco will also file other documents regarding the proposed transactions with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF PANTAGES ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS, AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTIONS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS.

Investors and security holders will be able to obtain free copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Purchaser through the website maintained by the SEC at www.sec.gov. The documents filed by Purchaser with the SEC also may be obtained free of charge upon written request to Pantages Capital Acquisition Corporation, 221 W 9th St #859 Wilmington, DE 19801.

Participants in Solicitation

Purchaser, the Company, Pubco, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Purchaser shareholders in connection with the proposed transactions. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Purchaser’s shareholders in connection with the proposed transactions will be set forth in the proxy statement/prospectus included in the Registration Statement. You can find more information about Purchaser’s directors and executive officers in Purchaser’s final prospectus related to its initial public offering dated December 5, 2024, and subsequent SEC reports. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

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Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transactions among Purchaser, the Company, Pubco, Merger Sub, Tenement SPV, and Seller Representative. Forward-looking statements include information concerning the parties’ possible or assumed future results of operations, business strategies, competitive position, industry environment, potential growth opportunities, and the effects of regulation, including whether the Merger will generate returns for shareholders. These forward-looking statements are based on the parties’ management’s current expectations, projections, and beliefs, as well as a number of assumptions concerning future events. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document. These risks, uncertainties, assumptions, and other important factors include, but are not limited to: (a) the occurrence of any event, change, or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Merger; (b) the outcome of any legal proceedings that may be instituted against the parties, or others following the announcement of the Merger and any definitive agreements with respect thereto; (c) the inability to complete the Merger due to the failure to obtain the approval of the shareholders of Purchaser or the Company or to satisfy other conditions to closing, including the receipt of certain governmental and regulatory approvals; (d) changes to the proposed structure of the Merger that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Merger; (e) the ability to meet the applicable stock exchange listing standards following the consummation of the Merger; (f) the risk that the Merger disrupts current plans and operations of the parties or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (g) the effect of the announcement or pendency of the transaction on the parties’ business relationships, operating results, and business generally; (h) the ability to recognize the anticipated benefits of the Merger, which may be affected by, among other things, competition, the ability of Pubco to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (i) costs related to the Merger; (j) changes in applicable laws or regulations, including legal or regulatory developments (including, without limitation, accounting considerations) which could result in unforeseen delays in the timing of the Merger; (k) the possibility that the parties may be adversely affected by other economic, business, and/or competitive factors; and (l) other risks and uncertainties indicated from time to time in Purchaser’s final prospectus related to its initial public offering dated December 5, 2024, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by Purchaser. Copies are available on the SEC’s website at www.sec.gov. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in documents filed by Purchaser or Pubco from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the parties assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. No party gives any assurance that either Pubco, Purchaser, or the Company, will achieve its expectations.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. This press release is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering in any jurisdiction.

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Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description of Exhibits
2.1*	Merger Agreement, dated November 18, 2025
10.1	Seller Lock-Up Agreement
10.2	Seller Support Agreement
10.3	Sponsor Support Agreement
10.4	Form of Registration Rights Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules and attachments to these documents have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally to the SEC a copy of all omitted exhibits and schedules upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pantages Capital Acquisition Corporation

/s/ William W. Snyder
	Name:	William W. Snyder
	Title:	Chief Executive Officer
Date: November 24, 2025

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